UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 21, 2007

United Western Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Colorado
(State or Other Jurisdiction of Incorporation)

0-21231	84-1233716
(Commission File Number)	(IRS Employer Identification No.)

700 Seventeenth Street, Suite 2100 Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 595-9898
(Registrant’s Telephone Number, Including Area Code)

__________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information in this Current Report and in the accompanying exhibits is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On February 21, 2007, United Western Bancorp, Inc. issued a press release announcing financial results for the fourth quarter and year ended December 31, 2006. A copy of this press release is furnished herewith as Exhibit 99.1.

ITEM 8.01 OTHER EVENTS

On February 21, 2007, United Western Bancorp, Inc. issued a press release announcing that its Board of Directors has commenced a quarterly cash dividend program and declared a cash dividend of $.06 per share of common stock payable on March 14, 2007. A copy of this press release is furnished herewith as Exhibit 99.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of businesses acquired. Not applicable.

(b) Pro Forma Financial Information. Not applicable.

(c) Shell Company Transactions. Not Applicable.

(d) Exhibits.

99.1	Press Release, dated February 21, 2007, announcing earnings for the fourth quarter and year ended December 31, 2006.

99.2	Press Release, dated February 21, 2007, announcing the commencement of a quarterly cash dividend program and declaration of a dividend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 21, 2007

UNITED WESTERN BANCORP, INC.

	By:	/s/ Theodore J. Abariotes
Name: Theodore J. Abariotes
Title: Senior Vice President and General Counsel